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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      ----------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): September 21, 1995


                       GREEN TREE FINANCIAL CORPORATION
              as originator of Home Improvement Loan Trust 1995-D
                  Senior/Subordinate Pass-Through Certificate
                                 Trust 1995-5
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            (Exact name of registrant as specified in its charter)


          Minnesota                 01-08916          41-1805288
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(State or other jurisdiction      (Commission       (IRS employer
 of incorporation)                file number)    identification No.)


 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 293-3400
                                                    ----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On September 21, 1995, the Registrant sold approximately $173,767,566 of Certificates for Home Improvement Loans, Series 1995-D, evidencing beneficial ownership interests in a trust consisting primarily of a pool of home improvement contracts and promissory notes conveyed by Green Tree Financial Corporation.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.


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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               -----------   -----------

                   4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Bank National Association, as Trustee, dated as of September 1, 1995, relating to Home Improvement Loan Trust 1995-D.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 1995        GREEN TREE FINANCIAL CORPORATION
                                as originator of Home Improvement Loan
                                Trust 1995-D.


                                By /s/ John W. Brink
                                   ----------------------------------------
                                  John W. Brink
                                  Executive Vice President, Treasurer
                                  and Chief Financial Officer


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INDEX TO EXHIBITS



Exhibit Number                                                        Page
- --------------                                                        ----

4.1       Pooling and Servicing Agreement between Green Tree            5
          Financial Corporation, as Seller and Servicer, and
          First Bank National Association, as Trustee, dated as of September 1, 1995, relating to Home Improvement
          Loan Trust 1995-D.